EXHIBIT 10.1





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                                PROMISSORY NOTE

AMOUNT:  $40,000.00                                     DATED:  May 21, 2003

FOR VALUE RECEIVED, China Wireless Communications, Inc., of 7280 Lagae Road, Unit F, #130, Castle Rock, CO 80108 the undersigned (Borrower) promises, upon demand, to pay to Buck Krieger, at 12 Shari Drive, St. Louis, MO 63122 the sum of forty thousand dollars and no/100s ($40,000.00) as follows:

     1.    To be repaid in two repayments:
              a. $20,000 immediately upon receipt of funds, which are expected within the next two weeks, from any source of funding raising effort currently in place or to come in the future.
              b. $20,000 to be paid immediately upon receipt of receipt funds received after the first initial $2-300,000 capital fund influx.

     2. Total principal to be paid is not to exceed $40,000.00 and is to be fully repaid no later than August 30, 2003

     3.    Interest charges shall be calculated at .75% per month (9% per annum)

Unless expressly indicated to the contrary herein, all payments received on account of this Note shall b applied first to costs incurred by Lender hereunder, then to accrued interest, and then to the unpaid principal balance thereof.

Borrower and any grantors or endorsers hereof herby waive diligence, presentment, protest and demand, and notice of protest, notice of demand, notice of dishonor and notice of nonpayment of this Note, and specifically consent to and waive notice of any renewals or extensions of this Note. Borrower expressly waives the pleading of any statute of limitations or laches as a defense to any demand hereunder against Borrower.

Notwithstanding anything in this Note to the contrary, the obligations of Borrower under this Note shall be absolute and Borrower expressly and unconditionally waives any and all rights to offset, deduct or withhold any payments or changes due under this Note for any reason whatsoever.

If Borrower shall fail to pay when due any sum payable hereunder and such failure shall remain unremedied for a period of ten days after notice thereof shall have been given to Borrower by Lender, then Lender may, at its sole option, declare all sums owing under this Note immediately due and payable.

The acceptance by any holder of this Note of any payment that is less than the total of all amounts due and payable at the time of such payment shall not constitute a waiver of such holders rights or remedies at the time or at any subsequent time, without the express written consent of such holder, except as and to the extent otherwise provided by law.

If this note or any part of the indebtedness represented hereby shall not be paid as aforesaid, then the holder may place this Note or any part of the indebtedness represented hereby in the hands of any attorney for collection, and Borrower agrees to pay, in addition to all other amounts due

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hereunder, all reasonable costs of collection, including, with limitation, attorney's fees whether or note suit is brought.

This Note may be waived, changed, modified or discharged only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

This Note shall be construed and enforced in accordance with, and governed by, the laws of the State of Colorado.

The time for performance of any obligation hereunder shall be strictly construed, time being of the essence. Whenever any payment is to be made hereunder shall be stated to be due on a day which is not a business Day, the payment shall be made on the next succeeding Business Day and such extension of time shall be included in the computation of payment of interest hereunder. As used herein, the term "Business Day" means any day excluding Saturday, Sunday and any day that is a legal holiday under the laws of the State of Colorado.

All notices required or desired to be given hereunder shall be given in writing and signed by the party so giving notice, and shall be effective when delivered to the party or upon certified receipt of courier or overnight carrier if sent by commercial overnight carrier and addressed as set forth below. A notice not given by overnight carrier in the manner described in the preceding sentence shall be deemed given if and when actually received by the party to whom it is given.

         To Lender:                 Buck Krieger
                                    12 Shari Drive
                                    St. Louis, MO 63122

         To Borrower:               Phillip Allen, President/CEO
                                    7280 Lagae Road, Unit F, #130
                                    Castle Rock, CO 80108

If any provision of this Note, or the application hereof to any circumstance, is found to be unenforceable, invalid or illegal, such provision shall be deemed deleted from this Note or not applicable to such circumstance, as the case may be, and the remainder of this note shall not be affected or impaired thereby.

CHINA WIRELESS COMMUNICATIONS, INC.           LENDER:


/s/ PHILLIP ALLEN                             /s/ BUCK KRIEGER
-----------------------------------           ----------------------------------
By: Phillip Allen, President/CEO              Buck Krieger

                                PROMISSORY NOTE

Amount:  $50,000.00                                  Date:  January 21, 2003

FOR VALUE RECEIVED, Strategic Communications Partners, Inc., of 7931 S. Broadway St., #130 Littleton, CO 80122 the undersigned (Borrower) promises, upon demand, to pay to Buck Krieger, at 12 Shari Drive, St. Louis, MO 63122 the sum of fifty thousand dollars and no/100s ($50,000.00) as follows:

     1. To be repaid using no more than 50% of the investment monies collected from Strategic Communications Partners, Inc.

     2. Not to exceed $50,000.00 per month beginning February 21, 2003, and to be paid in full no later than February 28, 2003. Payments shall be made at least monthly, by the end of the month.

     3. Interest charges shall be calculated at .75% per month (9% per annum)

     Unless expressly indicated to the contrary herein, all payments received on account of this Note shall b applied first to costs incurred by Lender hereunder, then to accrued interest, and then to the unpaid principal balance thereof.

     Borrower and any grantors or endorsers hereof herby waive diligence, presentment, protest and demand, and notice of protest, notice of demand, notice of dishonor and notice of nonpayment of this Note, and specifically consent to and waive notice of any renewals or extensions of this Note. Borrower expressly waives the pleading of any statute of limitations or laches as a defense to any demand hereunder against Borrower.

     Notwithstanding anything in this Note to the contrary, the obligations of Borrower under this Note shall be absolute and Borrower expressly and unconditionally waives any and all rights to offset, deduct or withhold any payments or changes due under this Note for any reason whatsoever.

     If Borrower shall fail to pay when due any sum payable hereunder and such failure shall remain unremedied for a period of ten days after notice thereof shall have been given to Borrower by Lender, then Lender may, at its sole option, declare all sums owing under this Note immediately due and payable.

     The acceptance by any holder of this Note of any payment that is less than the total of all amounts due and payable at the time of such payment shall not constitute a waiver of such holders rights or remedies at the time or at any subsequent time, without the express written consent of such holder, except as and to the extent otherwise provided by law.


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     If this note or any part of the indebtedness represented hereby shall not be paid as aforesaid, then the holder may place this Note or any part of the indebtedness represented hereby in the hands of any attorney for collection, and Borrower agrees to pay, in addition to all other amounts due hereunder, all reasonable costs of collection, including, with limitation, attorney's fees whether or note suit is brought.

     This Note may be waived, changed, modified or discharged only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

     This Note shall be construed and enforced in accordance with, and governed by, the laws of the State of Colorado.

     The time for performance of any obligation hereunder shall be strictly construed, time being of the essence. Whenever any payment is to be made hereunder shall be stated to be due on a day which is not a business Day, the payment shall be made on the next succeeding Business Day and such extension of time shall be included in the computation of payment of interest hereunder. As used herein, the term "Business Day" means any day excluding Saturday, Sunday and any day that is a legal holiday under the laws of the State of Illinois.

     All notices required or desired to be given hereunder shall be given in writing and signed by the party so giving notice, and shall be effective when delivered to the party or upon certified receipt of courier or overnight carrier if sent by commercial overnight carrier and addressed as set forth below. A notice not given by overnight carrier in the manner described in the preceding sentence shall be deemed given if and when actually received by the party to whom it is given.

         To Lender:                 Buck Krieger
                                    12 Shari Drive
                                    St. Louis, MO 63122

         To Borrower:               Phillip Allen
                                    6902 Hampton Ct.
                                    Castle Rock, CO 80108

     This note may be paid by Borrowers as set forth above. The options are exclusive and use of one does not preclude the use of any other options. The Lender shall have the sole right to elect which option is acceptable.

     All prepayments shall be applied first to interest, then to principal payments in the order of their maturity. Because of the unpredictability of the cash flow of the Borrower, Lender understands and agrees that the payment exceeding the


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minimum amount will vary on a month to month basis. It is understood and agreed that this note will be fully amortized and paid by the end of the term.

     Each maker, surety, guarantor and endorser of this Note waives presentment, notice and protest, all suretyship defenses and agrees to all extensions, renewals, or releases, discharge or exchange of any other party or collateral without notice.

     If any provision of this Note, or the application hereof to any circumstance, is found to be unenforceable, invalid or illegal, such provision shall be deemed deleted from this Note or not applicable to such circumstance, as the case may be, and the remainder of this note shall not be affected or impaired thereby.


/s/ PHILLIP ALLEN
-----------------------------------------
Borrower, Phillip Allen
Strategic Communications Partners, Inc.



/s/ BUCK KRIEGER
-----------------------------------------
Lender
Buck Krieger

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                                PROMISSORY NOTE

Amount:  $50,000.00                                Date:  September 17, 2003

FOR VALUE RECEIVED, Mr. Phillip Allen located at 6902 Hampton Ct., Castle Rock, CO 80108 the undersigned (Borrower) promises, upon demand, to pay StarTelecom, LLC of 12 Shari Drive, St. Louis, MO 63122 the sum of fifty thousand dollars and no/100s ($50,000.00) as follows:

     1. To be repaid using no more than 50% of the investment monies collected from Strategic Communications Partners, Inc., as Allen subsequently loaded the monites to Strategic to get it through the critical phase of its development

     2. Not to exceed $12,500.00 per month beginning November, 2002, and to be paid in full no later than February 28, 2003. Payments shall be made at least monthly, by the end of the month.

     Unless expressly indicated to the contrary herein, all payments received on account of this Note shall b applied first to costs incurred by Lender hereunder, then to accrued interest, and then to the unpaid principal balance thereof.

     Borrower and any grantors or endorsers hereof herby waive diligence, presentment, protest and demand, and notice of protest, notice of demand, notice of dishonor and notice of nonpayment of this Note, and specifically consent to and waive notice of any renewals or extensions of this Note. Borrower expressly waives the pleading of any statute of limitations or laches as a defense to any demand hereunder against Borrower.

     Notwithstanding anything in this Note to the contrary, the obligations of Borrower under this Note shall be absolute and Borrower expressly and unconditionally waives any and all rights to offset, deduct or withhold any payments or changes due under this Note for any reason whatsoever.

     If Borrower shall fail to pay when due any sum payable hereunder and such failure shall remain unremedied for a period of ten days after notice thereof shall have been given to Borrower by Lender, then Lender may, at its sole option, declare all sums owing under this Note immediately due and payable.

     The acceptance by any holder of this Note of any payment that is less than the total of all amounts due and payable at the time of such payment shall not constitute a waiver of such holders rights or remedies at the time or at any subsequent time, without the express written consent of such holder, except as and to the extent otherwise provided by law.

     If this note or any part of the indebtedness represented hereby shall not be paid as aforesaid, then the holder may place this Note or any part of the indebtedness represented hereby in the hands of any attorney for collection, and Borrower agrees to pay, in addition to all other amounts due hereunder, all reasonable costs of collection, including, with limitation, attorney's fees whether or note suit is brought.

This Note may be waived, changed, modified or discharged only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

     This Note shall be construed and enforced in accordance with, and governed by, the laws of the State of Colorado.

     The time for performance of any obligation hereunder shall be strictly construed, time being of the essence. Whenever any payment is to be made hereunder shall be stated to be due on a day which is not a business Day, the payment shall be made on the next succeeding Business Day and such extension of time shall be included in the computation of payment of interest hereunder. As used herein, the term "Business Day" means any day excluding Saturday, Sunday and any day that is a legal holiday under the laws of the State of Illinois.

     All notices required or desired to be given hereunder shall be given in writing and signed by the party so giving notice, and shall be effective when delivered to the party or upon certified receipt of courier or overnight carrier if sent by commercial overnight carrier and addressed as set forth below. A notice not given by overnight carrier in the manner described in the preceding sentence shall be deemed given if and when actually received by the party to whom it is given.

         To Borrower:               Phillip Allen
                                    6902 Hampton Ct.
                                    Castle Rock, CO 80108

         To Lender:                 StarTelecom, LLC
                                    12 Shari Drive
                                    St. Louis, MO 63122

     This note may be paid by Borrowers as set forth above. The options are exclusive and use of one does not preclude the use of any other options. The Lender shall have the sole right to elect which option is acceptable.

     All prepayments shall be applied first to interest, then to principal payments in the order of their maturity. Because of the unpredictability of the cash flow of the Borrower, Lender understands and agrees that the payment exceeding the minimum amount will vary on a month to month basis. It is understood and agreed that this note will be fully amortized and paid by the end of the term.

     Each maker, surety, guarantor and endorser of this Note waives presentment, notice and protest, all suretyship defenses and agrees to all extensions, renewals, or releases, discharge or exchange of any other party or collateral without notice.

     If any provision of this Note, or the application hereof to any circumstance, is found to be unenforceable, invalid or illegal, such provision shall be deemed deleted from this Note or not applicable to such circumstance, as the case may be, and the remainder of this note shall not be affected or impaired thereby.



/s/ PHILLIPP ALLEN
-------------------------------------
Borrower
Phillip Allen